                                                                   EXHIBIT 10.38

                             ACQUISITION AGREEMENT

     This ACQUISITION AGREEMENT (the "Agreement") is made and entered into this 19th day of December, 2000 between MEDTRONIC, INC. ("Medtronic"), a Minnesota corporation, and CARDIMA, INC. ("Cardima"), a Delaware corporation.

                                  WITNESSETH:

     WHEREAS, Cardima has developed and owns certain technology relating to
* * *; and

     WHEREAS, Medtronic desires to acquire from Cardima and Cardima desires to sell and assign to Medtronic, all of the "Intellectual Property" (as defined below) upon the terms and conditions set forth in this Agreement.

                                  AGREEMENTS:

     NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and for other valuable consideration described herein, the receipt and adequacy of which is hereby acknowledged, the parties mutually agree as follows:

                                   ARTICLE 1
                                  Definitions
                                  -----------

     1.1)  Specific Definitions.  As used in this Agreement, the following
           --------------------
capitalized terms shall have the meanings set forth below:

     "Affiliate" of any entity means any other entity that directly, or
      ---------
indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the first entity. "Control" shall mean owning more than fifty percent (50%) of the total voting power of the entity.

     "Agreement" means this Agreement and all Exhibits hereto.
      ---------

     "Cardima Field of Use" means systems and methods directly related to
      --------------------
temporary placement of catheters within the human vascular system for a duration of time that does not exceed twenty-four hours to perform * * *.

     "Intellectual Property" means: (i) all patents and patent applications,
      ---------------------
together with any patents that may issue based thereon, listed on Exhibit A attached hereto and all reissues, re-examinations and renewals thereof; (ii) all foreign applications based on the foregoing referenced U.S. patents and patent applications, together with all patents which may issue based thereon; (iii) copyrights, trademarks and service marks which are applicable to, or utilized in connection with, * * * and which are listed on

***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit B attached hereto and (iv) all know-how, trade secrets, formulas, inventions, invention disclosures, discoveries, ideas, data, processes, drawings, and designs now owned or controlled by Cardima which are specifically related to the matters referenced in (i), (ii) and (iii) above.

     "Liens" means liens, mortgages, charges, security interests, pledges,
      -----
encumbrances, assessments, restrictions, or third party ownership interests of any nature.

     1.2)  Definitional Provisions.
           -----------------------

           (a) The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

           (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice-versa.

           (c) References to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to or referenced in this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement.

           (d) The term "person" includes any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

                                   ARTICLE 2
                             Acquisition of Assets
                             ---------------------

     2.1)  Purchase of Assets.  Upon the terms and provisions set forth herein,
           ------------------
Medtronic hereby purchases from Cardima, and Cardima hereby sells, conveys, transfers and assigns to Medtronic, all of the Intellectual Property, subject to the license back to Cardima as provided in Section 3.1. Cardima represents and warrants that the Intellectual Property is sold, conveyed, transferred and assigned to Medtronic free and clear of all Liens whatsoever, whether fixed or contingent, known or unknown, determined or determinable, due or not yet due.

     2.2)  Purchase Price.  The purchase price for the Intellectual Property
           --------------
(the "Purchase Price") shall be as follows:

     (a) Medtronic shall pay Cardima Four Million Dollars ($4,000,000) by wire transfer to a bank account designated by Cardima upon the:

           (i)   execution of this Agreement;

           (ii) delivery to Medtronic of duly executed assignments from Cardima to Medtronic of the patents and patent applications set forth on Exhibit A in form and substance acceptable to Medtronic (the "Assignments"); and

***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

           (iii) delivery to Medtronic of the duly executed Bank Release (defined below) and all other third party approvals, releases or consents as provided in Section 5.1 in form and substance acceptable to Medtronic.

     (b) Medtronic shall submit the Assignments for recordation by the U.S Patent and Trademark Office within five (5) business days of delivery by Cardima. Within five (5) business days following the latest to occur of: (i) such submission of the Assignments, (ii) delivery of the copies required to be delivered pursuant to Section 2.3 hereof, (iii) completion of the meetings with Cardima personnel pursuant to Section 2.3 hereof and (iv) delivery to Medtronic of all duly executed approvals, releases or consents required to be delivered under Section 2.2(a) but, with Medtronic's written waiver, were allowed to be delivered after such Section 2.2(a) payment, Medtronic shall pay Cardima Four Million Dollars ($4,000,000) by wire transfer to a bank account designated by Cardima, provided that at such time Cardima is otherwise in compliance with the terms of this Agreement.

     No payment or other remuneration, other than the Purchase Price set forth in this Section 2.2 and the reasonable costs of copying the documents to be provided by Cardima pursuant to Section 2.3, shall be due Cardima from Medtronic relating to the transfer of the Intellectual Property.

     2.3)  Transfer of Intellectual Property.  Promptly after execution of this
           ---------------------------------
Agreement, Cardima shall transfer to Medtronic all of the Intellectual Property. Such transfer shall include providing to Medtronic copies of any and all writings, drawings and materials that document the Intellectual Property, including copies of the patents, patent applications and documents representing embodiments of the Intellectual Property, and reasonable access to Cardima's employees and facilities to facilitate the transfer of the Intellectual Property. Cardima may retain a copy of all such writings, drawings and materials and use the same in carrying out its business within the Cardima Field of Use. In addition, Cardima will provide any explanation and assistance to Medtronic as Medtronic may request to assure the full and complete understanding and transfer to Medtronic of all of the Intellectual Property, including, but not limited to the opportunity to review any and all formulas, inventions, invention disclosures, discoveries, ideas, data, processes, drawings, and designs related to * * * that are not included within the Intellectual Property. Such assistance shall include Cardima making its personnel designated by Medtronic and listed on Exhibit C attached hereto available a maximum of thirty
(30) hours each between the date of this Agreement and January 31, 2001, to meet with Medtronic personnel. The parties shall use commercially reasonable efforts to complete the transfer of the Intellectual Property to Medtronic on or before January 31, 2001.

                                   ARTICLE 3
                                  License Back
                                  ------------

     3.1)  License Back.  Medtronic hereby grants to Cardima a perpetual, fully
           ------------
paid-up, worldwide license under the Intellectual Property to make, have made, use, offer to sell and sell products or systems and to carry out methods within the Cardima Field of Use. Such license shall be co-exclusive with Medtronic, within the Cardima Field of Use; provided, however, that Medtronic agrees not to sublicense the Intellectual Property within the Cardima Field of Use to


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

any party that is not an Affiliate of Medtronic.

     3.2)  Sublicensing and Assignment.  Cardima may sublicense its rights under
           ---------------------------
the license granted it in Section 3.1, and may assign its rights and obligations under this Agreement, provided, however, that Cardima may not sublicense any of its rights and obligations under this Agreement to a non-Affiliate of Cardima (a "Sublicensee") if the Sublicensee or any Affiliate of the Sublicensee is involved in the design, development, manufacture, marketing, sale or distribution of any product that could be used for * * * other than products related solely to the Cardima Field of Use. Any sublicense granted by Cardima shall automatically terminate if Cardima or the Sublicensee or an Affiliate or successor of Cardima or the Sublicensee is or becomes involved in the design, development, manufacture, marketing, sale or distribution of any product that could be used for * * * other than products related solely to the Cardima Field of Use. Additionally, any permitted sublicense or assignment of Cardima's rights and obligations under this Agreement shall only be valid if the Sublicensee or assignee, as the case may be, agrees to be bound by the terms of this Agreement, including, specifically, the restrictions set forth in this Section 3.2 and in
Section 3.3. Cardima shall give Medtronic advance written notice of any sublicenses or assignments to be granted by Cardima, including a copy of such sublicense or assignment agreement and Medtronic shall have three (3) days to review such agreement for the purpose of determining whether such agreement complies with this Section 3.2. No such sublicense or assignment shall contravene the terms and provisions of this Agreement.

     3.3)  Restrictions on Use.  Cardima agrees, for itself and for its
           -------------------
Affiliates, not to manufacture, market, sell or distribute any products that could be used for * * * other than products in the Cardima Field of Use. All products that could be used for * * * that are manufactured, marketed, sold or distributed by Cardima, its Affiliates, or its Sublicensees, shall be packaged, labeled, advertised, marketed and otherwise identified and promoted in such manner in order to attempt to avoid such products being used in an application outside of the Cardima Field of Use. Upon the request of Medtronic Cardima shall provide Medtronic with reasonable access to any documents or information necessary for Medtronic to verify compliance with such requirements by Cardima, its Affiliates and its Sublicensees. If Medtronic determines that such products have been used outside of the Cardima Field of Use Cardima shall cooperate with Medtronic in order to attempt to prevent any future violations of this Section
3.3. Cardima shall use all reasonable commercial efforts to insure that the restrictions of this Section 3.3 shall be complied with by its agents and distributors.

     3.4)  Covenant Regarding Claims. Cardima agrees, for itself and for its
           -------------------------
Affiliates, successors and assigns not to sue or otherwise assert any claim against Medtronic or any of its Affiliates, successors, assigns, sublicensees, customers, vendors or others in contractual privity with any of the foregoing, on the ground that Medtronic or any of its Affiliates, or any such other party infringes * * * or any addition, division, continuation, continuation in part, substitution, extension, reissue, re-examination or renewal that Cardima or its Affiliates has as of the date of this Agreement, solely by reason of or with respect to Medtronic's activities relating to * * *.

***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   ARTICLE 4
                      Protection of Intellectual Property
                      -----------------------------------

     4.1)  Control of the Intellectual Property.  Medtronic shall have the sole
           ------------------------------------
and exclusive right, in Medtronic's absolute discretion, to exercise complete control over the Intellectual Property, including, but not limited to, the right to (i) prosecute any alleged infringement, misappropriation or misuse of the Intellectual Property, and (ii) apply for, prosecute, or cause the issuance, amendment, abandonment, maintenance, re-examination or reissue of any patents or patent applications included within the Intellectual Property.

     4.2)  Infringement by Third Party. Each party shall promptly notify the
           ---------------------------
other party in writing if the notifying party knows or has reason to believe that the rights of Medtronic or Cardima relating to the Intellectual Property are being infringed by a third party.

     4.3)  Licensee's Right to Protect.  In the event that Medtronic (i)
           ---------------------------
determines to abandon, (ii) fails to maintain, (iii) determines to not prosecute or (iv) fails to prosecute any patent or patent application included within the Intellectual Property which relates to the Cardima Field of Use, Cardima shall have the right to exercise complete control, at Cardima's expense and upon written notice to Medtronic, over such patent or patent application and, thereafter, such patent or patent application shall be assigned by Medtronic to Cardima. Medtronic shall copy Cardima on all correspondence with respect to Medtronic's maintenance or prosecution of any patent or patent application included within the Intellectual Property such that Cardima has the reasonable opportunity to take such action as may be necessary to protect such patent or patent application in the event Medtronic intends to abandon, not prosecute or
not maintain such patent or patent application.   In the event of the assignment
of a patent or patent application to Cardima pursuant to this Section 4.3, Medtronic shall be given the option to obtain a royalty free, perpetual, non-exclusive license to such patent or patent application effective upon the payment of one half of the prosecution costs incurred by Cardima related to such patent or patent application. Further, Cardima shall have the right, at Cardima's expense and upon the prior written consent of Medtronic (which consent shall not be unreasonably withheld), to prosecute (in Medtronic's name, if required) any alleged infringement, misappropriation or misuse of the Intellectual Property within the Cardima Field of Use.

                                   ARTICLE 5
                   Representations and Warranties of Cardima
                   -----------------------------------------

     Cardima hereby represents and warrants to Medtronic as follows, and acknowledges that the same shall be deemed to have been relied upon by Medtronic and shall survive as provided in Section 9.6 of this Agreement:

     5.1)  Authority.  Cardima has the corporate power and authority to execute
           ---------
and deliver this Agreement and to perform its obligations under this Agreement and no additional actions are required on the part of Cardima, including shareholder approval. Cardima has taken all corporate actions of its board that are required to authorize and approve the execution and performance of this Agreement and there are no other actions required of it including, but not limited to, shareholder action required of any type to approve or authorize the Agreement or its

***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

performance. This Agreement has been duly executed and delivered by Cardima, and constitutes, and such other agreements and instruments contemplated hereby, when duly executed and delivered by Cardima, will constitute, valid and binding obligations of Cardima, enforceable in accordance with their respective terms except as may be limited by laws affecting creditors' rights generally or by judicial limitations on the right to specific performance. Neither the execution nor the delivery of this Agreement or such other agreements, nor the consummation of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms and provisions hereof or thereof by Cardima will: (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any instrument, agreement, mortgage, security agreement, lease, judgment, order, award, decree or other instrument or restriction to which Cardima is a party or by which Cardima or any of the Intellectual Property is bound or affected; (b) require any affirmative approval, consent, authorization or other order or action of any court, governmental authority, regulatory body, creditor or any other person; or (c) give any party with rights under any such agreement, mortgage, security agreement, judgment, order, award, decree or other instrument or restriction the right to terminate, modify or otherwise change the rights or obligations of Cardima thereunder, except such will require the approval, release or consent of Transamerica Business Credit Corporation (the "Bank Release") and such other approvals, releases or consents as are described on Schedule 5.1, all of which have been fully and unconditionally obtained.

     5.2)  Absence of Material Undisclosed Liabilities.  There are no debts,
           -------------------------------------------
liabilities, claims against or obligations of Cardima, or any reasonable legal basis therefor, which may adversely affect the ownership of the Intellectual Property or the use thereof by Medtronic, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including but not limited to liabilities on account of taxes, other governmental charges, duties, penalties, interest or fines.

     5.3)  Assets.  The Intellectual Property includes all intellectual
           ------
property, owned or used by Cardima as of the date of this Agreement, which are necessary to the research, design, development, manufacture or sale of * * * . As of the dates of this Agreement, there are no additions, divisions, continuations, continuations in part, substitutions or extensions to any of the patents or patent application that claims priority from or are the parent of any of the patents or patent applications listed on Exhibit A. As of the date of this Agreement, Cardima has good and marketable title to, and exclusive ownership of, all of the Intellectual Property, free and clear of all Liens other than the Liens covered by the Bank Release. Cardima has not granted any license rights or options with respect to the Intellectual Property.

     5.4)  Intellectual Property.  To the knowledge of Cardima after due
           ---------------------
inquiry, the Intellectual Property does not infringe upon any intellectual property rights of any third parties. No current or former stockholder, employee or consultant of Cardima has any rights in or to any of the Intellectual Property. Cardima has made all statutorily required filings, if any, to record its interests and taken reasonable actions to protect its rights in such Intellectual Property; and, to the knowledge of Cardima after due inquiry, no person or entity nor such person's or entity's business or products has infringed, misused, misappropriated or conflicted with intellectual property rights included within such Intellectual Property or currently is infringing, misusing,


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

misappropriating or conflicting with such intellectual property rights included within such Intellectual Property. United States Patent Number 5,645,064 filed with the United States Patent Office on ______, ___, was withdrawn by Cardima on ______, 2000.

     5.5)  Compliance with Laws, Regulations, Etc.  Cardima has complied, and is
           --------------------------------------
in compliance, in all material respects, with all applicable laws, statutes, orders, rules, regulations and requirements promulgated by governmental or other authorities relating to the Intellectual Property and Cardima has not received any notice of any sort of alleged violation of any such law, statute, order, rule, regulation or requirement.

     5.6)  Litigation.  There is no action, lawsuit, claim, proceeding, or
           ----------
investigation of any kind pending or threatened against, by or affecting Cardima which if decided adversely against Cardima would have an adverse effect upon the Intellectual Property. Cardima is not in default with respect to any order, writ, injunction, or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting or relating to the Intellectual Property.

     5.7)  No Finders.  No act of Cardima has given or will give rise to any
           ----------
claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, except the payment to Lehman Brothers which is the sole responsibility of Cardima.


                                   ARTICLE 6
                  Representations and Warranties of Medtronic
                  -------------------------------------------

     Medtronic represents and warrants to Cardima as follows, and acknowledges that the same shall be deemed to have been relied upon by Cardima and shall survive as provided in Section 9.6 of this Agreement:

     6.1)  Organization of Medtronic.  Medtronic is a corporation duly
           -------------------------
organized, validly existing and in good standing under the laws of the State of Minnesota.

     6.2)  Corporate Power and Authority.  Medtronic has the unrestricted
           -----------------------------
corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and no additional actions are required on the part of Medtronic, including shareholder approval. Medtronic has taken all corporate actions of its board that are required to authorize and approve the execution and performance of this Agreement and there are no other actions required of it including, but not limited to, shareholder action required of any type to approve or authorize the Agreement or its performance. The execution, delivery and performance by Medtronic of this Agreement and the transactions contemplated hereby has been duly and validly authorized and approved, by all requisite corporate action on the part of Medtronic. This Agreement has been duly executed and delivered by Medtronic, and constitutes, and such other agreements and instruments contemplated hereby, when duly executed and delivered by Medtronic will constitute, valid and binding obligations of Medtronic, enforceable in accordance with their respective terms except as may be limited by laws affecting creditors' rights generally


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

or by judicial limitations on the right to specific performance. Neither the execution nor the delivery of this Agreement or such other agreements, nor the consummation of the transactions contemplated hereby or thereby nor compliance with or fulfillment of the terms and provisions hereby or thereof by Medtronic will: (a) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any instrument, agreement, mortgage, security agreement, lease, judgment, order, award, decree or other instrument or restriction to which Medtronic is a party or by which Medtronic is bound or affected; (b) require any affirmative approval, consent, authorization or other order or action of any court, governmental authority, regulatory body, creditor or any other person; or (c) give any party with rights under any such agreement, mortgage, security agreement, judgment, order, award, decree or other instrument or restriction the right to terminate, modify or otherwise change the rights or obligations of Medtronic thereunder.

     6.3)  No Finders.  No act of Medtronic has given or will give rise to any
           ----------
valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement.

                                   ARTICLE 7
                                Indemnification
                                ---------------

     7.1)  Indemnification by Cardima.  Cardima shall indemnify, defend and hold
           --------------------------
harmless Medtronic, its Affiliates and Medtronic's and its Affiliates' respective officers, directors, shareholders, employees and agents (collectively, all such indemnitees are referred to in this Section 7.1 as "Medtronic Indemnitees") against and in respect of any and all claims, demands, losses, obligations, liabilities, damages, deficiencies, actions, settlements, judgments, costs and expenses (including reasonable costs and legal fees incident thereto or in seeking indemnification therefore) ("Losses") which the Medtronic Indemnitees may incur or suffer or with which it may be faced arising out of or based upon (i) any product liability or other claims resulting from Cardima's past, present and/or future development, manufacture, use, or sale of any device or product or the past, present and/or future conduct of Cardima's business, or (ii) any material breach of this Agreement by Cardima. Notwithstanding the foregoing, the indemnification provided for herein shall not apply to the extent that the Losses of an indemnified party are due to such party's negligence, recklessness or willful misconduct.


     7.2)  Indemnification by Medtronic.  Medtronic shall indemnify and hold
           ----------------------------
harmless Cardima, its Affiliates and Cardima's and its Affiliates' respective officers, directors, shareholders, employees and agents (collectively, all such indemnitees are referred to in this Section 7.2 as "Cardima Indemnitees") against and in respect of any and all demands, losses, obligations, liabilities, damages, deficiencies, actions, settlements, judgments, costs and expenses which the Cardima Indemnitees may incur or suffer or with which it may be faced (including reasonable costs and legal fees incident thereto or in seeking indemnification therefor) ("Losses") arising out of or based upon (i) any product liability or other claims resulting from Medtronic's past, present and/or future development, manufacture, use or sale of any device or product or the past, present and/or future conduct of Medtronic's business, or (ii) any material breach of this Agreement by Medtronic. Notwithstanding the foregoing, the indemnification provided for herein shall not apply to the


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

extent that the Losses of an indemnified party are due to such party's negligence, recklessness or willful misconduct.

     7.3)  Third Party Claims.  If a claim by a third party is made against an
           ------------------
indemnified party and if the indemnified party intends to seek indemnity with respect thereto under this Article 7, such indemnified party shall promptly notify the indemnifying party of such claim; provided, however, that failure to give timely notice shall not affect the rights of the indemnified party so long as the failure to give timely notice does not adversely affect the indemnifying party's ability to defend such claim against a third party. The indemnified party shall not settle such claim without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed. The indemnifying party may participate at its own cost and expense in the settlement or defense of any claim for which indemnification is sought.

                                   ARTICLE 8
                            [Intentionally Deleted]
                            -----------------------

                                   ARTICLE 9
                                Other Provisions
                                ----------------

     9.1)  Approvals and Consents.  Cardima will obtain all necessary third
           ----------------------
party consents, releases of Liens or other approvals which may be necessary on the part of Cardima to consummate the sale of Intellectual Property to Medtronic pursuant to this Agreement, including, but not limited to, the Bank Release as referenced in Section 5.1.

     9.2)  Confidentiality.  The parties acknowledge that the patent
           ---------------
applications listed in Exhibit A hereto and included within the Intellectual Property, the inventions claimed therein, and all trade secrets and know-how included within the Intellectual Property constitute "Confidential Information" of Medtronic. Cardima agrees not to disclose or use any Medtronic Confidential Information except as expressly permitted in connection with the exercise of its rights hereunder. Cardima shall not disclose Medtronic Confidential Information to any employee or consultant unless such employee or consultant is obligated under a confidentiality agreement to maintain such Medtronic Confidential Information in strict confidence, and not to use such information other than, in accordance with the terms of this Agreement. Cardima agrees to hold the Medtronic Confidential Information in strict confidence and treat it with not less than the same degree of care to avoid disclosure as Cardima employs with respect to Cardima's information of like importance. Nothing contained in this
Section 9.2 shall be construed to limit or modify the terms of that certain Confidential Disclosure Agreement dated as of September 14, 2000 (the "CDA"), by and between Medtronic and Cardima and in the event of a conflict between the provisions of this Section 9.2 and the CDA, the terms of the CDA shall control.

     9.3)  Successors and Assigns.  Cardima may assign or transfer its rights
           ----------------------
and obligations hereunder as set forth in Section 3.2. Any prohibited assignment or transfer shall be null and void. Medtronic may assign or otherwise transfer its rights and obligations under this Agreement to any successor in interest (by merger, share exchange, sale or issuance of stock, sale or other transfer of assets, combination or consolidation of any type, operation of law, purchase, assignment or otherwise), provided that such assignee or successor agrees to be bound by the terms hereof.


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     9.4)  Further Assistance.  Cardima shall fully cooperate with Medtronic
           ------------------
concerning identification and delivery to Medtronic of the Intellectual Property. In addition, Cardima shall, at the request of Medtronic and without further consideration, execute and deliver such further instruments or perform such acts as Medtronic may reasonably request in order more effectively to transfer, evidence, reduce to possession, record title to, protect, or prosecute Medtronic's rights in the Intellectual Property or under this Agreement.

     9.5)  Complete Agreement.  This Agreement and any Exhibits hereto,
           ------------------
constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all previous proposals or agreements, oral or written, and all negotiations, conversations or discussions heretofore had between the parties related to the subject matter of such agreements.

     9.6)  Survival of Representations and Warranties.  The representations and
           ------------------------------------------
warranties contained in this Agreement shall survive and remain in full force and effect for eighteen (18) months from the date of this Agreement, except with respect to the representations and warranties contained in Section 5.3 hereof which shall survive until the expiration of the life of the particular
Intellectual Property right at issue.   No independent investigation of Cardima
by Medtronic, its counsel, or any of its agents or employees shall in any way limit or restrict the scope of the representations, warranties, and agreements made by Cardima in this Agreement.

     9.7)  Waiver, Discharge, Amendment, Etc.  The failure of any party hereto
           ---------------------------------
to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, nor may any waiver, permit, consent or approval of any kind or character on the part of any party be effective against such party, other than by a written instrument signed by the party against whom enforcement of such amendment, waiver, discharge, termination, permit, consent or approval is sought and expressly stating the extent to which such instrument shall be an amendment, waiver, discharge, termination, permit, consent or approval relating to this Agreement.

     9.8)  Notices.  All notices or other communications to a party required or
           -------
permitted hereunder shall be in writing and shall be delivered personally or by facsimile (upon appropriate electronic confirmation of successful transmission thereof to such party (or, in the case of an entity, to an executive officer of such party) or shall be given by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to Medtronic to:

     Medtronic, Inc.
     Corporate Center
     7000 Central Avenue N.E.
     Minneapolis, Minnesota 55432


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     with separate copies thereof addressed to:
          Attention:  General Counsel
                      Fax:  (763) 572-5459
     and
          Attention:  Vice President and Chief Development Officer
                      Fax:  (763) 572-5404

and if to Cardima, to:

     Cardima, Inc.
     47266 Benicia Street
     Fremont, CA 94538
     Attention:  Chief Executive Officer

     with a copy to:

     Pillsbury Madison & Sutro LLP
     50 Fremont Street
     San Francisco, CA 94105
     Attention:  Thomas E. Sparks, Jr.

     Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile) or on the day shown on the return receipt (if delivered by mail).

     9.9)  Public Announcement.  In the event any party proposes to issue any
           -------------------
press release or public announcement concerning any provisions of this Agreement or the transactions contemplated hereby, such party shall so advise the other parties hereto, and the parties shall thereafter use all commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued. Except as otherwise required by law or applicable stock exchange regulations, neither party will publicly or privately disclose or divulge any provisions of this Agreement or the transactions contemplated hereby without the other party's written consent.

     9.10)  Expenses.  Each party hereto shall pay its own expenses incident to
            --------
the negotiations and preparation of this Agreement and the consummation of the transactions provided for herein.

     9.11  Governing Law.  This Agreement shall be governed by and interpreted
           -------------
in accordance with the laws of the State of Minnesota, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws.

     9.12)  Arbitration.  Any dispute arising out of or relating to this
            -----------
Agreement, including the formation, interpretation or alleged breach hereof, shall be settled in accordance with the Alternative Dispute Resolution provisions in Exhibit D attached hereto. The results of such


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

arbitration proceedings shall be binding upon the parties hereto, and judgment may entered upon the arbitration award in any court having jurisdiction thereof. Notwithstanding the foregoing, either party may seek interim injunctive relief from any court of competent jurisdiction.

     9.13)  Titles and Headings; Construction.  Titles and headings to Sections
            ---------------------------------
herein are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

     9.14)  Benefit.  Nothing in this Agreement, expressed or implied, is
            -------
intended to confer on any person other than the parties hereto or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     9.15)  Independent Contractors.  The parties hereto are independent
            -----------------------
contractors and nothing contained in this Agreement shall be deemed or construed to create the relationship of a partnership or joint venture or of any association or relationship between the parties. Medtronic and Cardima acknowledge that they do not have the authority to make and shall not make any representation to any third party, either directly or indirectly, indicating that they have the authority to act for or on behalf of the other party or to obligate the other party in any manner whatsoever.

     9.16)  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument.

     9.17)  Severability.  If a court of competent jurisdiction holds any
            ------------
provision of this Agreement invalid, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable Law and shall be enforced as amended.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     IN WITNESS WHEREOF, each of the parties has caused this Acquisition Agreement to be executed in the manner appropriate for each, as of the day and year first above written.


                                     MEDTRONIC, INC.



                                     By:  /s/ Michael D. Ellwein
                                          ----------------------
                                     Its:  Vice President and CDC
                                           ----------------------



                                     CARDIMA, INC.



                                     By:  /s/ Gabriel B. Vegh
                                          -------------------
                                     Its:  President and CEO
                                           -----------------



***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit A
                                   ---------


-------------------------------------------------------------------------------------------------
                                         U.S. Patents
                                         ------------
      Patent No.              Issue Date                  Title                  Inventors
      ----------              ----------                  -----                  ---------
-------------------------------------------------------------------------------------------------
       * * *                  * * *                 * * *                    * * *

-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *

-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *

-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *

-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *


-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *


-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *


-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *




-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *




-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *

-------------------------------------------------------------------------------------------------
       * * *                 * * *                 * * *                    * * *

-------------------------------------------------------------------------------------------------


                                    U.S. Patent Applications
                                    ------------------------
-------------------------------------------------------------------------------------------------
      Serial No.              Filing Date                 Title                  Inventors
      ----------              -----------                 -----                  ---------
-------------------------------------------------------------------------------------------------
        * * *                  * * *                       * * *                   * * *
-------------------------------------------------------------------------------------------------


***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              U.S. Provisional Patent Applications
                              ------------------------------------
-------------------------------------------------------------------------------------------------
      Serial No.              Filing Date                 Title                  Inventors
      ----------              -----------                 -----                  ---------
-------------------------------------------------------------------------------------------------
                                 * * *                     * * *                    * * *
-------------------------------------------------------------------------------------------------



***=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   Exhibit B
                                   ---------


                    COPYRIGHTS, TRADEMARKS AND SERVICE MARKS


                                     None.

                                   Exhibit C
                                   ---------


                              DESIGNATED EMPLOYEES


                                 Victor Barjas
                                   Eric Chan

(and any 2 direct or indirect reports of each of the foregoing to be designated by Medtronic after consulting with the foregoing prior to any visit to Cardima's facilities)

                                   Exhibit D
                                   ---------

                         ALTERNATIVE DISPUTE RESOLUTION


     1)  Negotiations.  If any dispute arises between Medtronic and Cardima with
         ------------
respect to the Acquisition Agreement or any alleged breach thereof, any party may, by written notice to the other party, have such dispute referred to their respective designees listed below or their successors for attempted resolution by good faith negotiations within 30 days after such notice is received. Such designees are as follows:

          For Cardima - the President of Cardima or his/her designee

          For Medtronic - the President of Medtronic, Inc.'s business unit to which the Agreements relate, or his/her designee

Any settlement reached by the parties under this Section 1 shall not be binding until reduced to writing and signed by the above-specified designees of Cardima and Medtronic. When reduced to writing, such settlement agreement shall supersede all other agreements, written or oral, to the extent such agreements specifically pertain to the matters so settled. If the designees are unable to resolve such dispute within such 30-day period, any party may invoke the provisions of Section 2 below.

     2)  Arbitration.  All claims, disputes, controversies, and other matters in
         -----------
question arising out of or relating to the Acquisition Agreement, including claims for Indemnifiable Losses and disputes regarding the making of the Acquisition Agreement, including claims of fraud in the inducement, or to the alleged breach hereof, shall be settled by negotiation between the parties as described in Section 1 above or, if negotiation is unsuccessful, by binding arbitration in accordance with procedures set forth in Section 3 and 4 below.

     3)  Notice.  Notice of demand for binding arbitration shall be given in
         ------
writing to the other party and shall be delivered personally or by facsimile (receipt confirmed) to an executive officer of such party or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to Medtronic to:

     Medtronic, Inc.
     Corporate Center
     7000 Central Avenue N.E.
     Minneapolis, Minnesota 55432

     with separate copies thereof addressed to:
          Attention:  General Counsel
                      Fax:  (763) 572-5459

     and

          Attention:  Vice President and Chief Development Officer
                      Fax:  (763) 572-5404


and if to Cardima, to:

     Cardima, Inc.
     47266 Benicia Street
     Fremont, CA 94538
     Attention:  Chief Executive Officer

     with a copy to:

     Pillsbury Madison & Sutro LLP
     50 Fremont Street
     San Francisco, CA 94105
     Attention:  Thomas E. Sparks, Jr.


Any party may change the above-specified recipient and/or mailing address by notice to the other party given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile (upon appropriate electronic confirmation of successful transmission)) or on the day shown on the return receipt (if
delivered by mail or delivery service).   In no event may a notice of demand of
any kind be filed more than two years after the date the claim, dispute, controversy, or other matter in question was asserted by one party against another, and if such demand is not timely filed, the claim, dispute, controversy, or other matter in question referenced in the demand shall be deemed released, waived, barred, and unenforceable for all time, and barred as if by statute of limitations.

     4)  Binding Arbitration.  Upon filing of a notice of demand for binding
         -------------------
arbitration by any party hereto, arbitration shall be commenced and conducted as follows:

         (a) Arbitrators.  All claims, disputes, controversies, and other
             -----------
     matters (collectively "matters") in question shall be referred to and decided and settled by a standing panel of three independent arbitrators, one selected by each of Cardima and Medtronic's representative and the third by the two arbitrators so selected. The third shall be a former judge of one of the U.S. District Courts or one of the U.S. Court of Appeals or such other classes of persons as the parties may agree. Selection of arbitrators shall be made within 30 days after the date of the first notice of demand given pursuant to Section 3 and within 30 days after any resignation, disability or other removal of such arbitrator. Following appointment, each arbitrator shall remain a member of the standing panel, subject to removal for just cause or resignation or disability; provided, however, an arbitrator can be removed by the party who appointed the arbitrator, or in the case of the third arbitrator, by either party for any reason at any time when no matter is in arbitration.

         (b) Cost of Arbitration.  The cost of each arbitration proceeding,
             ------------------
     including
     without limitation the arbitrators' compensation and expenses, hearing room charges, court reporter transcript charges etc., shall be borne by the party whom the arbitrators determine has not prevailed in such proceeding, or borne equally by the parties if the arbitrators determine that neither party has prevailed. The arbitrators shall also award the party that prevails substantially in its pre-hearing position its reasonable attorneys' fees and costs incurred in connection with the arbitration. The arbitrators are specifically instructed to award attorneys' fees for instances of abuse of the discovery process.

          (c) Location of Proceedings.  All arbitration proceedings shall be
              -----------------------
     held in Minneapolis, Minnesota unless the parties agree otherwise.

          (d) Pre-hearing Discovery.  The parties shall have the right to
              ---------------------
     conduct and enforce pre-hearing discovery in accordance with the then current Federal Rules of Civil Procedure, subject to these limitations:
     Document discovery and other discovery shall be under the control of and enforceable by the arbitrators. The arbitrators shall permit and facilitate such other discovery as they shall determine is appropriate under the circumstances, taking into account the needs of the parties and the desirability of making discovery expeditious and cost effective. The arbitrators shall decide discovery disputes. The arbitrators are empowered:

              (i) to issue subpoenas to compel pre-hearing document or deposition discovery;

              (ii) to enforce the discovery rights and obligations of the parties; and

              (iii) to otherwise control the scheduling and conduct of the proceedings.

          Notwithstanding any contrary foregoing provisions, the arbitrators shall have the power and authority to, and to the fullest extent practicable shall, abbreviate arbitration discovery in a manner that is fair to all parties in order to expedite the arbitration proceeding and render a final decision within six months after the pre-hearing conference.

          (e) Pre-hearing Conference.  Within 45 days after filing of notice of
              ----------------------
     demand for binding arbitration, the arbitrators shall hold a pre-hearing conference to establish schedules for completion of discovery, for exchange of exhibit and witness lists, for arbitration briefs, for the hearing, and to decide procedural matters and all other questions that may be presented.

          (f) Hearing Procedures.  The hearing shall be conducted to preserve
              ------------------
     its privacy and to allow reasonable procedural due process. Rules of evidence need not be strictly followed, and the hearing shall be streamlined as follows:

              (i) Documents shall be self-authenticating, subject to valid objection by the opposing party;

              (ii) Expert reports, witness biographies, depositions, and affidavits may be utilized, subject to the opponent's right of a live cross-examination of the witness in person;

              (iii) Charts, graphs, and summaries shall be utilized to present voluminous data, provided (i) that the underlying data was made available to the opposing party 30 days prior to the hearing, and (ii) that the preparer of each chart, graph, or summary is available for explanation and live cross-examination in person;

              (iv) The hearing should be held on consecutive business days without interruption to the maximum extent practicable; and

              (v) The arbitrators shall establish all other procedural rules for the conduct of the arbitration in accordance with the rules of arbitration of the Center for Public Resources.

          (g) Governing Law.  This arbitration provision shall be governed by,
              -------------
     and all rights and obligations specifically enforceable under and pursuant to, the Federal Arbitration Act (9 U.S.C. (S) 1 et seq.) and the laws of
                                                     -- ---
     the State of Minnesota shall be applied, without reference to the choice of law principles thereof, in resolving matters submitted to such arbitration.

          (h) Consolidation.  No arbitration shall include, by consolidation,
              -------------
     joinder, or in any other manner, any additional person not a party to this Agreement (other than affiliates of any such party, which affiliates may be included in the arbitration), except by written consent of the parties hereto containing a specific reference to this Agreement.

          (i) Award.  The arbitrators shall be required to render their final
              -----
     decision within six months after the pre-hearing conference. The arbitrators are empowered to render an award of general compensatory damages and equitable relief (including, without limitation, injunctive relief), but are not empowered to award punitive or presumptive damages. The award rendered by the arbitrators (1) shall be final; (2) shall not constitute a basis for collateral estoppel as to any issue; and (3) shall not be subject to vacation or modification, except in the event of fraud or gross misconduct on the part of the arbitrators.

          (j) Confidentiality.  The parties hereto will maintain the substance
              ---------------
of any proceedings hereunder in confidence and make disclosures to others only to the extent necessary to properly conduct the proceedings.